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                                                                    Exhibit 99.1

PROXY                      SENSORY SCIENCE CORPORATION                     PROXY

                  SPECIAL MEETING OF STOCKHOLDERS JUNE 27, 2001
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Roger B. Hackett and Thomas E. Linnen, and each of them, proxies, with power of substitution, acting unanimously and voting or if only one is present and voting then that one, to vote the shares of stock of Sensory Science Corporation which the undersigned is entitled to vote, at the Special Meeting of Stockholders to be held at The Pavilion at Resort Suites, 7677 East Princess Boulevard, Scottsdale, Arizona 85255 on June 27, 2001, at 8:30 a.m., Arizona time, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if present.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


1. PROPOSAL TO APPROVE AND ADOPT THE MERGER AND THE AGREEMENT AND PLAN OF MERGER DATED JANUARY 31, 2001 AMONG SENSORY SCIENCE CORPORATION, SONICBLUE INCORPORATED AND PHOENIX I ACQUISITION CORP, A SUBSIDIARY OF SONICBLUE INCORPORATED.


                          FOR      AGAINST        ABSTAIN
                          |_|        |_|            |_|

                             The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.


                             Date: _______, 2001


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                             Signature


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                             Signature if held jointly

                             Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person.


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                           VOTE TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE
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Your Telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you have marked, signed and returned your proxy card.
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TO VOTE BY TELEPHONE: Call the toll free number listed below. You will be asked to enter a CONTROL NUMBER located at the bottom of this form.
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Please press 0 to hear instructions.
Item 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

              WHEN ASKED, YOU MUST CONFIRM YOUR VOTE BY PRESSING 1.
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TO VOTE BY INTERNET: Connect to the Website listed below: You will be asked to enter a control number which is located at the bottom of this form. Then follow the instructions. THE WEBSITE for voting is www.proxyvoting.com/sensoryscience
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IF YOU VOTE BY TELEPHONE OR INTERNET DO NOT MAIL IN THE PROXY CARD. THANK YOU
FOR VOTING!
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CALL **TOLL FREE** 1-800-676-5925 ON A TOUCH-TONE TELEPHONE - ANYTIME.
THERE IS NO CHARGE TO YOU FOR THIS CALL


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                                                        CONTROL NUMBER
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                                                  FOR TELEPHONE/INTERNET VOTING